UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


         DELAWARE                        0-18121                36-3664868
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)

55TH STREET & HOLMES AVENUE                                       60514
 CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
          offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
--------  ----------------------------------------------

         Attached as Exhibit 99.1 is a copy of the press release issued by MAF Bancorp, Inc. on July 23, 2004 announcing the corporation's financial results for the second quarter of 2004, which is incorporated herein by reference.




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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MAF BANCORP, INC.


                                      By:/s/ Jerry A. Weberling
                                         -------------------------------------
                                         Jerry A. Weberling
                                         Executive Vice President and
                                         Chief Financial Officer


Date:  July 23, 2004



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


                                INDEX TO EXHIBITS

Exhibit
-------

Exhibit 99.1     Press Release dated July 23, 2004.



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